COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 6:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Directors and officers indemnification agreements:

The Company, from time to time, has entered into indemnification agreements with several of its directors and officers, in which the Company undertakes to indemnify them, to the fullest extent permitted by law, for acts taken or omitted by them in their respective capacities as directors or officers of the Company. Pursuant to these agreements, the obligations of the Company remain in effect even after the termination of the directors and officers services to or employment with the Company.

b.	Litigation:

As of December 31, 2011, there are no other legal proceedings pending against the Company or its directors.

In June 2009, one of the Company's shareholders holding 1,198,755 shares representing approximately 14% of the outstanding shares at that time filed a complaint in the District Court of Tel Aviv against the Company and certain of its present directors and a former officer requesting, among other things, an order that the Company call a meeting of shareholders to vote on (i) a proposal to amend the Company's articles of association to grant to its shareholders the power, normally conferred upon the board of directors, to determine plans of action for the Company and (ii) if such proposal is approved by the Company's shareholders, to approve a distribution of substantially all of the Company's cash and all of its securities in BioCancell.

In September 2011, the District Court at Tel Aviv dismissed the complaint. All claims sought against the Company and the directors were rejected.